UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

CANG BAO TIAN XIA INTERNATIONAL ART TRADE CENTER, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-31091	47-0925451
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Unit 609, Shengda Plaza, No. 61 Guoxing Ave., Meilan District, Hainan Province, China	570203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +86-4008081155

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

On April 5, 2021, the Board of Directors of Cang Bao Tian Xia International Art Trade Center, Inc. (the “Registrant”) approved the appointment of WWC, P.C. (“WWC”) to serve as the Registrant’s independent registered public accounting firm for the fiscal year ending June 30, 2021, and dismissed JLKZ CPA LLP (“JLKZ”).

JLKZ’s reports on the financial statements of the Registrant as of and for the fiscal years ended June 30, 2019 and 2020 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the period that began when it was retained and continued through the date of its resignation, there was no disagreement between the Registrant and JLKZ on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of JLKZ, would have caused it to make reference to the subject matter of such disagreement in connection with its audit report on such financial statements.

JLKZ has not indicated to the Registrant that its report on the audit, if completed, would contain an adverse opinion or disclaimer of opinion or would be qualified or modified as to uncertainty, audit scope, or accounting principles.

WWC did not audit the Registrant’s financial statements for any period prior to its retention.

For the period beginning with JLKZ’s retention to the date of this report, there were no events that were required to be reported pursuant to Items 304(a)(1)(iv) or (v) of Regulation S-K.

Prior to WWC’s retention, the Registrant did not consult with WWC regarding any of the matters described in Items 304(a)(2)(i) and (ii) of Regulation S-K.

The Registrant has provided JLKZ with a copy of the disclosures in this Report and has requested that  JLKZ provide it with a letter addressed to the United States Securities and Exchange Commission stating whether or not JLKZ agrees with the statements made in this Item 4.01. JLKZ has furnished that letter, and a copy thereof is filed as Exhibit 16.1 to this report.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT INDEX

Exhibit Number	Description

16.1	Letter from JLKZ CPA LLC addressed to the U.S. Securities and Exchange Commission, dated April 7, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANG BAO TIAN XIA INTERNATIONAL ART TRADE CENTER, INC.

Date: April 7, 2021	/s/ Xingtao Zhou
Xingtao Zhou
CEO

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